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                       SUPPLEMENT TO THE PROSPECTUSES OF

DEAN WITTER BALANCED GROWTH FUND DATED SEPTEMBER 15, 1995
DEAN WITTER BALANCED INCOME FUND DATED SEPTEMBER 15, 1995
DEAN WITTER HAWAII MUNICIPAL TRUST DATED DECEMBER 20, 1995
DEAN WITTER HIGH YIELD SECURITIES INC. DATED OCTOBER 25, 1995
DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST DATED SEPTEMBER 18, 1995 DEAN WITTER LIMITED TERM MUNICIPAL TRUST DATED MAY 30, 1995
DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST DATED MARCH 29, 1995
DEAN WITTER PREMIER INCOME TRUST DATED JANUARY 11, 1995
DEAN WITTER SHORT-TERM BOND FUND DATED JUNE 29, 1995
DEAN WITTER SHORT-TERM U.S. TREASURY TRUST DATED JULY 21, 1995
DEAN WITTER TAX-EXEMPT SECURITIES TRUST DATED FEBRUARY 27, 1995

    The disclosure contained in the section entitled "PURCHASE OF FUND SHARES" in each of the above Prospectuses is hereby modified to reflect that the minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan, is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

    The disclosure contained in the section entitled "REPURCHASES AND REDEMPTIONS -- Involuntary Redemption" in each of the above Prospectuses is hereby modified to provide that, in the case of an account opened through EasyInvest, the Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) if after twelve months the shareholder has invested less than $1,000 in the account.

January 2, 1996